DREYFUS HIGH YIELD STRATEGIES FUND

Notice of Annual Meeting of Shareholders

To the Shareholders of Dreyfus High Yield Strategies Fund:

     The Annual Meeting of Shareholders of Dreyfus High Yield Strategies Fund (the “Fund”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166 on Thursday, August 2, 2018 at 2:00 p.m., Eastern time, for the following purposes: 1. To elect two Class I Trustees to serve for a three-year term, until their successors are duly elected and qualified.

2. To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

     Shareholders of record at the close of business on June 1, 2018 will be entitled to receive notice of and to vote at the meeting.

New York, New York
June 15, 2018

DREYFUS HIGH YIELD STRATEGIES FUND

PROXY STATEMENT

Annual Meeting of Shareholders
to be held on August 2, 2018

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board”) of Dreyfus High Yield Strategies Fund (the “Fund”) to be used at the Annual Meeting of Shareholders of the Fund to be held on Thursday, August 2, 2018 at 2:00 p.m., Eastern time, at the offices of The Dreyfus Corporation, the Fund’s investment adviser (“Dreyfus” or the “Investment Adviser”), at 200 Park Avenue, 7th Floor, New York, New York 10166, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on June 1, 2018 are entitled to be present and to vote at the meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by sending another proxy by mail, by calling the toll-free telephone number on the proxy card or through the Internet. To be effective, such revocation must be received prior to the meeting. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given.

     A quorum is constituted by the presence in person or by proxy of the holders of a majority of the shares of beneficial interest issued and outstanding and entitled to vote at the meeting. If a quorum is not present at the meeting, the shareholders present in person or by proxy, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting. There were 72,707,688 shares of beneficial interest of the Fund outstanding as of June 1, 2018.

     It is estimated that proxy materials will be mailed to shareholders of record on or about June 25, 2018. To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request. The principal executive office of the Fund is located at 200 Park Avenue, New York, New York 10166. Copies of the Fund’s most recent Annual Report to

Shareholders are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-334-6899.

     Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on August 2, 2018: This proxy statement, and copies of the Fund’s most recent Annual Report to Shareholders are available at https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp.

PROPOSAL 1: ELECTION OF TRUSTEES

     The Board is divided into three classes with the term of office of one class expiring each year. It is proposed that shareholders of the Fund consider the election of two Class I Trustees to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Each Nominee currently serves as a Trustee of the Fund and has previously been elected by the Fund’s shareholders. Each Nominee was nominated by the Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Trustee if elected. Biographical information about each Nominee is set forth below. Biographical information about the Fund’s Trustees that are not standing for election at the meeting but who will continue to be Trustees of the Fund (the “Continuing Trustees”), information on each Nominee’s and Continuing Trustee’s ownership of Fund shares and other relevant information is set forth on Exhibit A. None of the Nominees or the Continuing Trustees are “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund.

     The persons named as proxies on the accompanying proxy card intend to vote each proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Trustee for any reason, but, if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Adviser and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Fund’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s audit committee (which consists of all Trustees) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, the Board also receives informational reports from counsel to the Fund or the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board’s risk management oversight is subject to inherent limitations.

     Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”) and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of the investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, all of the Fund’s Trustees, including the Chairman of the Board, are Independent Trustees. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Adviser and its affiliates; and (iii) the Board’s oversight role in management of the Fund.

     Information About Each Nominee’s and Continuing Trustee’s Experience, Qualifications, Attributes or Skills. Nominees for Trustee of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Nominee is 200 Park Avenue, New York, New York 10166. Specific information about the Continuing Trustees, information on each Nominee’s and Continuing Trustee’s ownership of Fund shares, and other relevant information is set forth on Exhibit A.

     Mr. Lockwood has been a Dreyfus Family of Funds board member for over 20 years, and Ms. Bovich has been in the asset management business for over 40 years. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the Board believes has prepared them to be effective Trustees (this information for Continuing Trustees is set forth on Exhibit A). The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business or professional training or practice (e.g., medicine, accounting or law); public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Trustee nominees. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser’s counsel and counsel to the Fund; both Board and Fund counsel have significant experience advising funds and fund Board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

     Francine J. Bovich — Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College’s endowment fund. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

     Stephen J. Lockwood — Mr. Lockwood’s business experience of over 40 years includes being a board member and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms. Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood and Company LLC, a real estate investment company. Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a New York Stock Exchange-listed insurance holding company.

     Fund Board Committees. The Fund has standing audit, nominating and litigation committees, each comprised of the Fund’s Independent Trustees. The Fund also has a compensation committee comprised of Ms. Roslyn M. Watson (Chair), Mr. Stephen J. Lockwood and Ms. Benaree Pratt Wiley.

     The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and responsibilities, is available at www.dreyfus.com in the “Individual Investors” section under “Products — Closed End Funds.”

     The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration the factors listed in the Fund’s Nominating Committee Charter and Procedures (the “Nominating Committee Charter”), including character and integrity and business and professional experience. The nominating committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is not available on the Fund’s or Dreyfus’ website but was attached as Exhibit B to the Fund’s proxy statement for the 2017 annual meeting of shareholders (filed with the Securities and Exchange Commission (the “SEC”)) on June 16, 2017.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board.

     The litigation committee seeks to address any potential conflicts of interest between the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

     The Fund also has a standing pricing committee comprised of any one Trustee. The function of the pricing committee is to assist in valuing the Fund’s investments.

     Compensation. Each Nominee also serves as a Board member of other funds in the Dreyfus fund complex. Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Board, Mr. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Trustees for travel and out-of-pocket expenses in connection with attending Board or committee meetings. The Fund does not have a bonus, pension, profit-sharing or retirement plan. Each emeritus Trustee is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Trustee became emeritus and a per meeting attended fee of one-half the amount paid to Trustees.

     The amount of compensation paid to each Nominee by the Fund for the fiscal year ended March 31, 2018 and the aggregate amount of compensation paid to each Nominee by all funds in the Dreyfus Family of Funds for which the Nominee was a board member during 2017, was as follows†:

		Aggregate Compensation from
	Compensation from	the Fund and Fund Complex
Name of Nominee	Fund	Paid to Nominee (*)

Francine J. Bovich	$7,467	$611,500	(78)
Stephen J. Lockwood	$7,068	$180,000	(29)

†	Amounts shown do not include expenses reimbursed to Trustees for attending Board meetings.
* Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee served as a board member in 2017.

     For the Fund’s most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by the Fund to each Continuing Trustee and the aggregate amount of compensation paid by all funds in the Dreyfus Family of Funds for which such person was a Board member in 2017 are set forth on Exhibit A. Certain other information concerning the Fund’s Trustees and officers also is set forth on Exhibit A.

Required Vote

     The election of each Nominee requires the approval of a majority of shares of the Fund represented in person or by proxy and entitled to vote at the meeting, if a quorum is present.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that the Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of the Independent Trustees. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on April 25, 2018, the Fund’s audit committee approved and the Fund’s Board, including a majority of the Independent Trustees, ratified and approved the selection of KPMG LLP as the independent auditors for the Fund’s fiscal year ending March 31, 2019. The audit committee’s report relating to the Fund’s financial statements for the year ended March 31, 2018 is attached as Exhibit B to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

     The following chart reflects fees billed by KPMG LLP in the Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by KPMG LLP to the Fund and Service Affiliates. All services provided by KPMG LLP were pre-approved as required.

	Fund[1]	Service Affiliates[1]
Audit Fees	$102,600/$104,140	N/A
Audit-Related Fees[2]	$5,280/$5,360	$0/$0
Tax Fees[3]	$2,600/$2,650	$0/$0
All Other Fees	$0	$0/$0
Aggregate Non-Audit Fees[4]	N/A	$21,315,000/$18,186,000

1 For the Fund’s fiscal years ended March 31, 2017/March 31, 2018.

2 Services to the Fund consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

3Services to the Fund consisted of review of U.S. federal, state, local and excise tax returns.

4 Aggregate fees from the Fund and Service Affiliates are shown under the Service Affiliates column.

     Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of KPMG LLP’s engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining KPMG LLP’s independence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Auditor Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining KPMG LLP’s independence.

     A representative of KPMG LLP is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s investment adviser.

     The Bank of New York Mellon (“BNY Mellon”), an affiliate of Dreyfus, located at 225 Liberty Street, New York, New York 10286, acts as Custodian for the assets of the Fund.

     Computershare Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

  By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

  By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

  By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

  In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted “for” a proposal.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote “for” a proposal and will have the effect of voting “No” for the proposal.

     The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s solicited telephonic voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

OTHER MATTERS

     The Fund’s Board is not aware of any other matter which may come before the meeting. However, should any such matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that shareholders wish to include in the Fund’s proxy statement for the Fund’s next Annual Meeting of Shareholders must be sent to and received by the Fund no later than February 25, 2019 at the principal executive office of the Fund at 200 Park Avenue, New York, New York 10166, Attention: Secretary of the Fund. The date after which notice of a shareholder proposal is considered untimely, except as otherwise permitted under applicable law, is May 11, 2019.

     Shareholders who wish to communicate with Trustees should send communications to the attention of the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor, New York, New York 10166, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of Computershare Inc., Proxy Department, 480 Washington Blvd., 27th floor, Jersey City, New Jersey 07310, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares. The Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: June 21, 2018

EXHIBIT A

PART I

     Part I sets forth information regarding the Continuing Trustees, Board and committee meetings and share ownership.

     Information About the Continuing Trustees’ Experience, Qualifications, Attributes or Skills. The Continuing Trustees of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Continuing Trustee is 200 Park Avenue, New York, New York 10166.

Continuing Class II Trustees with Terms Expiring in 2019

Name (Age) of		Other Public Company
Continuing Trustee	Principal Occupation	Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years
ROSLYN M. WATSON (68)	Principal, Watson Ventures,	None
Class II Trustee (1998)	Inc., a real estate investment
company (1993 – present)

BENAREE PRATT WILEY (72) Principal, The Wiley Group, a		CBIZ (formerly, Century
Class II Trustee (1998)	firm specializing in strategy	Business Services, Inc.), a
	and business development	provider of outsourcing func-
	(2005 – present)	tions for small and medium
size companies, Director
(2008 – present)

Continuing Class III Trustees with Terms Expiring in 2020

Name (Age) of		Other Public Company
Continuing Trustee	Principal Occupation	Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years
JOSEPH S. DiMARTINO (74)	Corporate Director and Trustee	CBIZ (formerly, Century
Chairman of the Board	(1995 – present)	Business Services, Inc.), a
Class III Trustee (1999)		provider of outsourcing func-
tions for small and medium
size companies, Director
(1997 – present)

Continuing Class III Trustees with Terms Expiring in 2020 (cont’d)

Name (Age) of		Other Public Company
Continuing Trustee	Principal Occupation	Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years
KENNETH A. HIMMEL (72)	Managing Partner, Gulf	None
Class III Trustee (1998)	Related, an international real
estate development company
(2010 – present)
President and CEO, Related
Urban Development, a real
estate development company
(1996 – present)
CEO, American Food
Management, a restaurant
company (1983 - present)
President and CEO, Himmel
& Company, a real estate
development company (1980
– present)

     Each Continuing Trustee has been a Dreyfus Family of Funds board member for over 20 years. Additional information about the Continuing Trustees follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Continuing Trustees possess which the Board believes has prepared them to be effective Trustees.

CLASS II

     Roslyn M. Watson — Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc. a real estate development investment firm, and her current board memberships include American Express Bank, FSB, The Hyams Foundation, Inc. (emeritus), Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

     Benaree Pratt Wiley — Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massa-chusetts and has served on the boards of several public companies and charitable organizations, including serving as the chair of the advisory board of PepsiCo African-American.

CLASS III

     Joseph S. DiMartino — Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

     Kenneth A. Himmel — Mr. Himmel has over 30 years’ experience as a business entrepreneur, primarily focusing on real estate development. Mr. Himmel is President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P, and Managing Partner of Gulf Related, a real estate development joint venture between Related Companies, L.P. and Gulf Capital.

     Nominees’ and Continuing Trustees’ Ownership of Fund Shares. The table below indicates the dollar range of Nominees’ and the Continuing Trustees’ ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds, in each case as of December 31, 2017.

Aggregate Holding of
Name of Continuing		Funds in the
Trustee or Nominee	Fund Shares	Dreyfus Family of Funds
Francine J. Bovich*	None	None
Joseph S. DiMartino	Over $100,000	Over $100,000
Kenneth A. Himmel	None	None
Stephen J. Lockwood*	None	None
Roslyn M. Watson	None	Over $100,000
Benaree Pratt Wiley	None	Over $100,000

* Nominee.

     As of December 31, 2017, none of the Nominees or Continuing Trustees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD

• The Fund held seven Board meetings, six audit committee meetings, one nominating committee meeting and one compensation committee meeting during the last fiscal year. The litigation and pricing committees did not meet during the last fiscal year.
• The Fund does not have a formal policy regarding Trustees’ attendance at annual meetings of shareholders. Trustees did not attend last year’s annual meeting of shareholders.
• The Continuing Trustees and all Nominees attended at least 75% of the meetings of the Board and committees of which they were a member held in the last fiscal year (except Kenneth Himmel).

     Compensation Table. The amount of compensation paid to each Continuing Trustee by the Fund for the fiscal year ended March 31, 2018, and the aggregate amount of compensation paid to such Continuing Trustee by all funds in the Dreyfus Family of Funds for which the Continuing Trustee was a Board member during 2017, was as follows†:

  Aggregate Compensation from

Name of	Compensation from	the Fund and Fund Complex
Continuing Trustee	the Fund	Paid to Continuing Trustee (*)
Joseph S. DiMartino**	$8,769	$1,224,375	(139)
James M. Fitzgibbons***	$3,379	$83,750	(28)
Kenneth A. Himmel	$3,411	$155,000	(29)
Roslyn M. Watson	$7,101	$435,500	(66)
Benaree Pratt Wiley	$8,568	$603,500	(89)

†Amounts shown do not include expenses reimbursed to Trustees for attending Board meetings.
*Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Continuing Trustees served as Board members in 2017.
** Amounts shown do not include the costs of office space and related parking, office supplies, secretarial services and health benefits for the Chairman and health benefits for the Chairman’s spouse, which also are paid by the Fund (allocated among the funds in the Dreyfus Family of
Funds based on net assets). In 2017, the amount paid by the Fund was $407.
*** Emeritus Trustee.

PART II

     Part II sets forth information regarding the officers of the Fund. Each officer of the Fund holds office for an indefinite term until his or her successor is elected and has qualified.

*Vice President and Secretary since 2018, previously, Vice President and
Assistant Secretary.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

PART III

     Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of June 1, 2018 by the Nominees, the Continuing Trustees and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund’s outstanding shares.

     As of June 1, 2018, the Nominees, Continuing Trustees and officers, as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

     To the Fund’s knowledge, based on Schedule 13G filings as of December 31, 2017, the following information with respect to beneficial ownership of more than 5% of the Fund’s outstanding shares has been reported.

	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class
Common Shares	First Trust Portfolios L.P.*	9,247,011	12.72%
	First Trust Advisors L.P.*
	The Charger Corporation*
	120 East Liberty Drive
	Suite 400
	Wheaton, IL 60187

*	These entities share voting and dispositive power with respect to the share amount and percentage shown.

     As of June 1, 2018, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 99% of the outstanding shares of beneficial interest of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliances

     To the Fund’s knowledge, all of its officers, Trustees, holders of more than 10% of the outstanding shares of beneficial interest of the Fund and certain additional persons required to report their transactions in the Fund’s shares complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended March 31, 2018. In making this disclosure, the Fund has relied solely on written representations of certain of such persons and on reports that have been furnished to it.

EXHIBIT B

REPORT OF THE AUDIT COMMITTEE

Dreyfus High Yield Strategies Fund
(the “Fund”)

May 24, 2018

     The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management.

     The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB provided to the committee.

     Based on the reviews and discussions referred to above, the committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements for the Fund be included in the Fund’s Annual Report to Shareholders for the year ended March 31, 2018.

Francine J. Bovich, Audit Committee Chair Stephen J. Lockwood, Audit Committee Member Joseph S. DiMartino, Audit Committee Member Roslyn M. Watson, Audit Committee Member Kenneth A. Himmel, Audit Committee Member Benaree Pratt Wiley, Audit Committee Member

B-1

0430-PROXY-18

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY DREYFUS HIGH YIELD STRATEGIES FUND
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 2, 2018
COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of Dreyfus High Yield Strategies Fund (the “Fund”) hereby appoints Natalya Zelensky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on June 1, 2018, at the Annual Meeting of Shareholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, NY 10166, on Thursday, August 2, 2018, at 2:00 p.m., Eastern time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

DHF_29889_041618

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to Be Held on August 2, 2018.

     The Proxy Statement and Proxy Card for this meeting are available at: https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A	Proposal	The Board of Trustees recommends a vote “FOR” the following nominees.

					FOR	WITHHOLD	FOR ALL
1	.	Election of Trustees:			ALL	ALL	EXCEPT

		Class I -	01. Francine J. Bovich	02. Stephen J. Lockwood	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy)	Please print date below	Signature 1	Please keep signature within the box	Signature 2 Please keep signature within the box
/	/
608999900109999999999
xxxxxxxxxxxxxx			DHF 29889	M xxxxxxxx	+